FINDER'S AGREEMENT

This Finders Agreement ("Agreement") is entered into effective this 31ST day of January 2008, by and between Noble Quests, Inc. ("COMPANY"), a Nevada corporation, and Fiona E, LLC, a Delaware limited liability company ("FIONA E").

WHEREAS COMPANY is a corporation organized in Nevada; and

WHEREAS COMPANY intends to engage in radio advertising throughout the People's Republic of China;

WHEREAS FIONA E has performed valuable introductory services to COMPANY; and

WHEREAS COMPANY desires to compensate FIONA E and FIONA E desires to receive the compensation herein provided on the terms herein set forth.

NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, COMPANY and FIONA E agree as follows:

1. **Introductions.** COMPANY acknowledges that FIONA E has made valuable introductions for which FIONA E deserves to be compensated.

2. **Fee.** As its sole and exclusive fee COMPANY shall pay and deliver to FIONA E and FIONA E hereby accepts as full and complete payment for the services rendered 100,000 shares of COMPANY's common stock (the "Fee Shares").

3. **Independent Contractor.** FIONA E is and at all time shall be an independent contractor hereunder and shall not be an employee of COMPANY. The parties agree and acknowledge that COMPANY has not, is not and shall not be obligated to make, and that it is the sole responsibility of FIONA E to make, in connection with the Fee hereby earned by FIONA E from COMPANY, all periodic filings and payments required to be made in connection with withholding taxes, FICA taxes, federal unemployment taxes (FUTA) and any other federal or state taxes, payments or filings required to be paid, made or maintained.

4. **Expenses.** FIONA E shall pay and be solely responsible for, and shall not look to COMPANY to pay its out-of-pocket expenses, including expenses for travel, lodging, and meals, which are or may have been be incurred by FIONA E in connection with the performance of introductory services contemplated by this Agreement.

5. **Assignment.** This Agreement and the rights hereunder may not be assigned by either party (except by operation of law) without prior written consent of the other party, but, subject to the foregoing limitation, this Agreement will be binding upon and inure to the benefit of the respective successors, assigns and legal representatives of the parties.

6. **Representations, Warranties and Covenants of FIONA E.** FIONA E hereby acknowledges, represents and warrants to and covenants and agrees with COMPANY as follows:

(a) (i) has carefully evaluated and understands the risks of receiving the Fee Shares, including the risks that there is no trading market for the Fee Shares and that the Fee Shares may never have any value;

(ii) has been given the opportunity to ask questions of COMPANY and its management concerning COMPANY, and the Fee Shares, in order for FIONA E to evaluate the merits and risks of an investment in the Fee Shares, and FIONA E has received satisfactory responses to all such questions; FIONA E has not been furnished any offering literature or prospectus except as set forth herein; and FIONA E and its members are "accredited investors" as that term is defined in Rule 501 of the Securities and Exchange Commission; and

(iii) has determined that the Fee Shares are a suitable investment for FIONA E and that at this time FIONA E has no need for liquidity in this investment and could bear a complete loss of such investment.

(b) FIONA E is acquiring the Fee Shares for investment purposes and not with a view towards the distribution thereof. FIONA E does not have any contract, understanding, or arrangement with any person to sell, transfer or grant participation to such person or any third person with respect to the Fee Shares, and no other person has a beneficial interest in the Fee Shares being purchased hereunder.

(c) FIONA E shall fully indemnify, protect, defend and hold harmless COMPANY, and its affiliates, officers, directors, stockholders, agents, employees, attorneys, accountants, successors and assigns from and against all claims, actions, causes of action, damages, losses, costs, liabilities and expenses (including costs of investigation, defense and attorneys' fees) whatsoever which may result from a breach or an alleged breach of the representations, warranties, agreements and acknowledgments of FIONA E contained in this Agreement.

(d) FIONA E agrees to notify COMPANY promptly if any of the representations, warranties, covenants or acknowledgments set forth herein becomes untrue in any material respect prior to the issuance and sale of Fee Shares to FIONA E.

7. **Consent to Placement of Legend.** FIONA E acknowledges and understands that the Fee Shares are "restricted securities" within the meaning of the federal securities laws; and FIONA E consents to the placement of a legend on any certificate or other document evidencing the Fee Shares stating that they have not been registered under the United States Securities Act of 1933, as amended, or qualified under applicable state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND SUCH SECURITIES MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT AND THE SECURITIES LAWS OF ANY STATE."

8. **No Sales or Transfers During Lockup Period.** FIONA E hereby consents to lockup and restrict the sale, transfer or other disposition of the Fee Shares as follows: FIONA E shall sell none of the Fee Shares until the expiration of 12 months from the execution and delivery of this Agreement by Company.

9. **Notices and Other Communications.** Any notice or other communication required or permitted to be given under this Agreement must be in writing and will be deemed effective when delivered in person or transmitted by a facsimile process (with a prompt written confirmation) or, if outside the hours of 9:00 a.m. to 5:00 p.m. on any business day in the jurisdiction of the addressee, will be deemed to be given at 9:00 a.m. on the next business day, or on the third business day after the day on which mailed from within the United States of America, to the following addresses (or to any other address subsequently specified by the person to whom the notice or other communication is sent):

If to COMPANY:

Noble Quests, Inc.
919 Gale St
Salt Lake City, UT 84101

If to FIONA E:

Fiona E, LLC
1666 Beulah Rd.,
Vienna, VA 22182

10. **Captions.** The headings of the sections of this Agreement are intended solely for convenience of reference and are not intended and will not be deemed for any purpose whatever to modify or explain or place any construction upon any of the provisions of this Agreement.

11. **Attorneys' Fees.** In the event any party hereto will institute an action to enforce any rights hereunder, the prevailing party in such action will be entitled, in addition to any other relief granted, to reasonable attorneys' fees and costs.

12. **Entire Agreement.** This Agreement constitutes the entire agreement between the parties hereto pertaining to the consulting relationship of the parties and supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement modification, amendment, waiver or termination of this Agreement will be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision hereof (whether or not similar), nor will a waiver constitute a continuing waiver of any such term, condition or provision.

13. **Severability.** If any provision or portion of a provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, that provision or portion will be excluded from this Agreement, but only to the extent of such prohibition or

unenforceability, and the balance of the Agreement will be interpreted as if that provision or portion were so excluded, and will be enforceable in accordance with its terms.

14. **Governing Law, Venue, Remedies.** This Agreement will be governed by, and construed under, the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. Venue for any action shall be exclusively the Superior Court for the State of California within the County of Los Angeles. Any party having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting any bond or other security) to obtain equitable relief and to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

15. **Counterparts.** This Agreement may be executed in counterparts. All of such counterparts will constitute one and the same agreement COMPANY and FIONA E agree that facsimile signatures of this Agreement will be deemed a valid and binding execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this day and year first above written.

COMPANY: Noble Quests, Inc., a Nevada corporation

By: ______________________________

FIONA E : FIONA E, LLC an Delaware limited liability company

By: ______________________________

unenforceability, and the balance of the Agreement will be interpreted as if that provision or portion were so excluded, and will be enforceable in accordance with its terms.

14. **Governing Law, Venue, Remedies.** This Agreement will be governed by and construed under, the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. Venue for any action shall be exclusively the Superior Court for the State of California within the County of Los Angeles. Any party having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting any bond or other security) to obtain equitable relief and to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

15. **Counterparts.** This Agreement may be executed in counterparts. All of such counterparts will constitute one and the same agreement COMPANY and FIONA E agree that facsimile signatures of this Agreement will be deemed a valid and binding execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this day and year first above written.

COMPANY: Noble Quests, Inc., a Nevada corporation

By:______________________

FIONA E : FIONA E, LLC an Delaware limited liability company

* By: [signature] *